Filed pursuant to Rule 497
 File No. 333-157217

Keating Capital, Inc.

Supplement No. 7 dated March 15, 2011
to
Prospectus dated May 26, 2010

This Supplement No. 7 contains information which amends, supplements or modifies certain information contained in the Prospectus of Keating Capital, Inc. dated May 26, 2010, as previously supplemented by Supplement No. 1 dated August 12, 2010, Supplement No. 2 dated September 7, 2010, Supplement No. 3 dated September 22, 2010, Supplement No. 4 dated November 15, 2010, Supplement No. 5 dated December 14, 2010 and Supplement No. 6 dated February 28, 2011.

Before you decide to invest, you should carefully consider the “Risk Factors” beginning on page 27 of the Prospectus, as amended and supplemented, and beginning on page 39 of our annual report on Form 10-K for the year ended December 31, 2010 (“Annual Report”), which was filed with the Securities and Exchange Commission (“SEC”) on February 28, 2011. A copy of our Annual Report is attached at the end of Supplement No. 6.

Status of Our Public Offering

As of December 31, 2010, we sold 2,290,399 shares of common stock in our continuous public offering, resulting in gross proceeds of $22,809,653 and net proceeds of $20,613,587, after payment of $2,196,066 in dealer manager fees and commissions.

Since January 1, 2011 through March 15, 2011, we have held six additional closings under our continuous public offering in which we sold an aggregate of 1,432,322 shares of common stock, resulting in gross proceeds of $14,270,997 and net proceeds of $12,890,898, after payment of $1,380,099 in dealer manager fees and commissions.

Since commencing our continuous public offering on June 11, 2009 and beginning with the first closing on January 11, 2010, we have sold an aggregate of 3,722,721 shares of common stock in our continuous public offering, resulting in gross proceeds of $37,080,650 and net proceeds of $33,504,485.

Our continuous public offering of up to 10,000,000 shares of our common stock will conclude on June 30, 2011.  There can be no assurance that we will be able to sell all of the shares we are presently offering.

Summary of Recent Developments

Recent Portfolio Company Investments

Since the filing of our Annual Report, we have made two additional portfolio company investments:

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On March 1, 2011, we funded a $2,500,006 investment in BrightSource Energy, Inc. (“BrightSource”), which BrightSource included as part of its February 28, 2011 closing.  BrightSource is a developer of utility scale solar thermal plants which generate solar energy for utility and industrial companies using its proprietary solar thermal tower technology.

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On March 9, 2011, we closed on a $2,499,999 investment in Harvest Power, Inc. (“Harvest Power”).  Founded in 2008 and based in Waltham, Massachusetts, Harvest Power acquires, owns and operates organic waste facilities that convert organic waste, such as food scraps and yard debris, into compost, mulch and related products.

Solazyme, Inc. Files for IPO

On March 11, 2011, one of our portfolio companies, Solazyme, Inc., (“Solazyme”) filed an S-1 registration statement to go public through a $100 million initial public offering of its common stock.  We made a $1 million investment in Solazyme in July 2010.  Solazyme is based in San Francisco, California, and is a leader in the development and commercialization of algal oil and bioproducts for the fuels and chemicals, nutrition, and skin and personal care markets. There is no assurance that Solazyme’s IPO will be completed or, if completed, when it may be completed.

Prospectus Summary

Supplement No. 6 amended the section of the Prospectus entitled, “Prospectus Summary—Risk Factors” on page 13, by moving this section in its entirety to page 4 immediately after the section entitled “Prospectus Summary—Keating Capital, Inc.”

This supplement amends the section of the Prospectus entitled, “Prospectus Summary—Risk Factors” by adding the following at the beginning thereof:

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We have incurred significant net investment losses since our inception, and we may continue to incur net investment losses in the future, which will reduce our net asset value and the amount of funds we have available for investment in our targeted assets.

Risk Factors

This supplement amends the section of the Prospectus entitled, “Risk Factors—Risks Related to Our Business and Structure” by adding the following risk factor at the beginning thereof:

Risks Relating to Our Business and Structure

We have incurred significant net investment losses since our inception, and may continue to incur net investment losses in the future, which will reduce our net asset value and the amount of funds we have available for investment in our targeted assets.

Since our inception we have incurred $3,501,931 of net investment losses comprised primarily of expenses related to our initial organization, this offering and our ongoing operations.  During 2009 and 2010, we had net investment losses of $995,978 and $1,976,993, respectively.  During 2010, our net investment loss included expenses for $115,423 of accrued incentive fees that may be payable to our investment adviser, $156,941 of stock issuance expenses directly related to this offering and stock transfer agent fees of $192,306 primarily related to this offering.    These net investment losses reduce our net asset value and the amount of funds we have available for investment in our targeted assets.

Our primary emphasis is to attempt to generate capital gains from the sale of our investments in micro-cap and small-cap companies.  While a portion of our investments may, at any given time, include a component of interest or dividends, we do not expect to generate significant current yield on our portfolio company investments.  To date, none of our portfolio company investments has generated, nor are they expected to generate, interest or dividend income.  Additionally, any investment income we may receive in the form of interest and dividends from our portfolio company investments is not likely to exceed our operating expenses, in which case we expect to incur net ordinary losses for the foreseeable future.  Any future net ordinary losses that we incur will reduce our net asset value and the amount of funds we have available for investment in our targeted assets.

We expect that our primary source of net investment income will be from net capital gains realized from the sale of our portfolio company investments.  The timing of any capital gains generated from the appreciation and sale of portfolio companies cannot be predicted, and we do not expect to generate capital gains on a level or uniform basis from quarter to quarter. We believe our expected portfolio company investment horizon will generally be two to three years. Any net capital gains we may realize from the sale of our portfolio company investments will reduce our future net investment losses. However, we will likely distribute the amount of any realized net capital gain, reduced by any incentive fees payable to our investment adviser, to our stockholders at least annually, which will reduce our net asset value.

Other Prospectus Sections Affected

This supplement amends the sections of the Prospectus entitled, “Prospectus Summary—Keating Capital, Inc.” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation—Overview” by adding the following at the end thereof:

Since our inception we have incurred $3,501,931 of net investment losses comprised primarily of expenses related to our initial organization, this offering and our ongoing operations.  During 2009 and 2010, we had net investment losses of $995,978 and $1,976,993, respectively.  During 2010, our net investment loss included expenses for $115,423 of accrued incentive fees that may be payable to our investment adviser, $156,941 of stock issuance expenses directly related to this offering and stock transfer agent fees of $192,306 primarily related to this offering.    These net investment losses reduce our net asset value and the amount of funds we have available for investment in our targeted assets.

Our primary emphasis is to attempt to generate capital gains from the sale of our investments in micro-cap and small-cap companies.  While a portion of our investments may, at any given time, include a component of interest or dividends, we do not expect to generate significant current yield on our portfolio company investments.  To date, none of our portfolio company investments has generated, nor are they expected to generate, interest or dividend income.  Additionally, any investment income we may receive in the form of interest and dividends from our portfolio company investments is not likely to exceed our operating expenses, in which case we expect to incur net ordinary losses for the foreseeable future.  Any future net ordinary losses that we incur will reduce our net asset value and the amount of funds we have available for investment in our targeted assets.

We expect that our primary source of net investment income will be from net capital gains realized from the sale of our portfolio company investments.  The timing of any capital gains generated from the appreciation and sale of portfolio companies cannot be predicted, and we do not expect to generate capital gains on a level or uniform basis from quarter to quarter. We believe our expected portfolio company investment horizon will generally be two to three years. Any net capital gains we may realize from the sale of our portfolio company investments will reduce our future net investment losses. However, we will likely distribute the amount of any realized net capital gain, reduced by any incentive fees payable to our investment adviser, to our stockholders at least annually, which will reduce our net asset value.

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